Exhibit 99.2




FOR IMMEDIATE RELEASE
---------------------
Contact: Harvey Kamil                                   Carl Hymans
         NBTY, Inc.                                     G.S. Schwartz & Co.
         President and                                  212-725-4500
         Chief Financial Officer                        carlh@schwartz.com

              NBTY UPDATES FOURTH QUARTER AND YEAR-END RESULTS

BOHEMIA, N.Y. - On November 10, 2003, NBTY, Inc. (NYSE: NTY) (www.NBTY.com) announced results for its fiscal fourth quarter and year ended September 30, 2003.
Included in these results was a $7 million, pre-tax one-time charge for the write-off relating to the Company's investment in bonds purchased in anticipation of an acquisition that NBTY determined not to pursue. Subsequent to September 30, 2003, the Company sold a portion of such bonds, recouping approximately $3 million of the write-off. Accordingly, the Company is reducing this reported write-off to $4 million, which has the effect of increasing the Company's net income and earnings per diluted share for the fiscal fourth quarter and year ended September 30, 2003. These revised results are as follows:

(Dollars in thousands, except per share amounts)


                              Three Months Ended    Fiscal Year Ended
                              September 30, 2003    September 30, 2003

Net Income                          $15,882               $81,585

Earnings per diluted share          $  0.23               $  1.19

ABOUT NBTY

NBTY is a leading vertically integrated manufacturer and distributor of a broad line of high-quality, value-priced nutritional supplements in the United States and throughout the world. The Company markets approximately 1,500 products under several brands, including Nature's Bounty(R), Vitamin World(R), Puritan's Pride(R), Holland & Barrett(R), Rexall(R), Sundown(R), MET-Rx(R), WORLDWIDE Sports Nutrition(R), American Health(R), GNC (UK)(R) and DeTuinen(R).

                         NBTY, INC. and SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars and shares in thousands, except per share amounts)


                                                For the three months
                                                ended September 30,
                                                 2003         2002
                                               --------     --------

Net sales                                      $364,847     $245,461

Cost and expenses:
  Cost of sales                                 182,249      107,805
  Discontinued product charge                    (1,500)
  Catalog printing, postage and promotion        20,439       13,561
  Selling, general and administrative           132,281       90,568
  Litigation recovery of raw material costs                     (836)
                                               --------     --------
                                                333,469      211,098
                                               --------     --------

Income from operations                           31,378       34,363
                                               --------     --------

Other (expense):
  Interest                                       (5,674)      (3,912)
  Investment write down                          (4,084)
  Miscellaneous, net                               (112)        (765)
                                               --------     --------
                                                 (9,870)      (4,677)
                                               --------     --------

Income before income taxes                       21,508       29,686

Provision for income taxes                        5,626          338

                                               --------     --------
  Net income                                   $ 15,882     $ 29,348
                                               ========     ========

Net income per share:
  Basic                                        $   0.24     $   0.44
                                               ========     ========
  Diluted                                      $   0.23     $   0.43
                                               ========     ========

Weighted average common shares outstanding:
  Basic                                          66,547       66,122
                                               ========     ========
  Diluted                                        68,796       67,986
                                               ========     ========


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                         NBTY, INC. and SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars and shares in thousands, except per share amounts)


                                                 For the fiscal years
                                                 ended September 30,
                                                  2003         2002
                                               ----------     --------

Net sales                                      $1,192,548     $964,083

Cost and expenses:
  Cost of sales                                   554,804      433,611
  Discontinued product charge                       4,500
  Catalog printing, postage and promotion          66,455       47,846
  Selling, general and administrative             435,748      348,334
  Litigation recovery of raw material costs                    (21,354)
                                               ----------     --------
                                                1,061,507      808,437
                                               ----------     --------

Income from operations                            131,041      155,646
                                               ----------     --------

Other income (expense):
  Interest                                        (17,384)     (18,499)
  Investment write down                            (4,084)
  Miscellaneous, net                                5,424        1,560
                                               ----------     --------
                                                  (16,044)     (16,939)
                                               ----------     --------

Income before income taxes                        114,997      138,707

Provision for income taxes                         33,412       42,916
                                               ----------     --------

Net income                                     $   81,585     $ 95,791
                                               ==========     ========

Net income per share:
  Basic                                        $     1.23     $   1.45
                                               ==========     ========
  Diluted                                      $     1.19     $   1.41
                                               ==========     ========

Weighted average common shares outstanding:
  Basic                                            66,452       65,952
                                               ==========     ========
  Diluted                                          68,538       67,829
                                               ==========     ========


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                         NBTY, INC. and SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS


               ASSETS

(Dollars and shares in thousands)

                                                    September 30,    September 30,
                                                         2003             2002
                                                    -------------    -------------

Current assets:
  Cash and cash equivalents                           $   49,349        $ 26,229
  Investments in bonds                                     4,158           8,194
  Accounts receivable, less
   allowance for doubtful accounts
   of $10,463 at September 30, 2003
   and $4,194 at September 30, 2002                       89,430          36,825

  Inventories                                            314,091         204,402

  Deferred income taxes                                   37,021          11,206

  Prepaid expenses and other
   current assets                                         44,736          24,691
                                                      ----------        --------

      Total current assets                               538,785         311,547

Property, plant and equipment, net                       298,344         216,245

Goodwill                                                 213,362         144,999

Intangible assets, net                                   137,469          48,413

Other assets                                              16,423           8,936
                                                      ----------        --------

      Total assets                                    $1,204,383        $730,140
                                                      ==========        ========


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                         NBTY, INC. and SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS


LIABILITIES AND STOCKHOLDERS' EQUITY

(Dollars and shares in thousands)

                                                    September 30,    September 30,
                                                         2003             2002
                                                    -------------    -------------

Current liabilities:
  Current portion of long-term debt
   and capital lease obligations                      $   12,841        $ 23,044
  Accounts payable                                        87,039          48,616
  Accrued expenses and other current liabilities         124,630          54,177
                                                      ----------        --------
      Total current liabilities                          224,510         125,837

Long-term debt                                           413,989         163,874
Deferred income taxes                                     40,213          16,928
Other liabilities                                         10,872           4,244
                                                      ----------        --------
      Total liabilities                                  689,584         310,883
                                                      ----------        --------

Commitments and contingencies

Stockholders' equity:
  Common stock, $0.008 par; authorized 175,000
   shares; issued and outstanding 66,620 shares
   at September 30, 2003 and 66,322 shares at
   September 30, 2002                                        533             529

  Capital in excess of par                               130,208         126,283
  Retained earnings                                      369,453         287,868
                                                      ----------        --------
                                                         500,194         414,680

  Accumulated other comprehensive income                  14,605           4,577
                                                      ----------        --------
      Total stockholders' equity                         514,799         419,257
                                                      ----------        --------

      Total liabilities and stockholders' equity      $1,204,383        $730,140
                                                      ==========        ========


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                         NBTY, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS


(Dollars in thousands)

                                                                    For the fiscal years
                                                                    ended September 30,
                                                                     2003          2002
                                                                   --------     --------

Cash flows from operating activities:
Net income                                                         $ 81,585     $ 95,791
Adjustments to reconcile net income to
 net cash provided by operating activities:
  (Gain)/loss on disposal/sale of property, plant and equipment        (711)         102
  Depreciation and amortization                                      46,884       42,192
  Foreign currency exchange rate (gain) loss                           (334)       1,556
  Amortization of deferred financing costs                            1,003          782
  Amortization of bond discount                                         124          124
  Investment write down                                               4,084
  Allowance for doubtful accounts                                    (2,906)         972
  Deferred income taxes                                               6,033       (5,829)
  Compensation expense for ESOP                                       1,710
  Tax benefit from exercise of stock options                          1,072        1,815
  Changes in assets and liabilities, net of acquisitions:
    Accounts receivable                                              (1,466)      (7,011)
    Inventories                                                     (23,879)     (14,277)
    Prepaid expenses and other current assets                       (15,855)      (3,432)
    Other assets                                                        616         (586)
    Accounts payable                                                 (2,773)      (3,442)
    Accrued expenses and other liabilities                           16,345       (3,670)
                                                                   --------     --------
      Net cash provided by operating activities                     111,532      105,087
                                                                   --------     --------
Cash flows from investing activities:
  Cash paid for acquisitions, net of cash acquired                 (289,676)      (7,702)
  Purchase of property, plant and equipment                         (37,510)     (21,489)
  Proceeds from sale of property, plant, and equipment                1,498        1,004
  Proceeds from sale of intangibles                                                   53
  Purchase of short term investments                                              (8,242)
  Release of cash held in escrow                                      2,403        4,600
                                                                   --------     --------
      Net cash used in investing activities                        (323,285)     (31,776)
                                                                   --------     --------
Cash flows from financing activities:
  Principal payments under long-term
   debt agreements and capital leases                               (35,212)     (85,353)
  Proceeds from borrowings under long term debt agreements          275,000
  Payments for debt issuance costs                                   (7,500)
  Proceeds from stock options exercised                               1,147        1,899
                                                                   --------     --------
      Net cash provided by (used in) financing activities           233,435      (83,454)
                                                                   --------     --------
Effect of exchange rate changes on cash
 and cash equivalents                                                 1,438        1,938
                                                                   --------     --------
Net increase (decrease) in cash and cash equivalents                 23,120       (8,205)
Cash and cash equivalents at beginning of year                       26,229       34,434
                                                                   --------     --------
Cash and cash equivalents at end of year                           $ 49,349     $ 26,229
                                                                   --------     --------
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                         $ 17,709     $ 18,513
                                                                   --------     --------
  Cash paid during the period for income taxes                     $ 34,698     $ 55,101
                                                                   --------     --------


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